November 7, 2013

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated October 1, 2013

The following information supplements and supersedes any contrary information contained in the fund’s prospectus:

The fund’s board has approved Granite Investment Partners, LLC (Granite) and Rice Hall James & Associates, LLC (RHJ) as additional subadvisers to the fund, effective November 15, 2013 (the Effective Date).

As of the Effective Date, the fund’s assets will be allocated among seven subadvisers – EAM Investors, LLC (EAM), Geneva Capital Management Ltd. (Geneva), Riverbridge Partners, LLC (Riverbridge), Nicholas Investment Partners, L.P. (Nicholas), Cupps Capital Management, LLC (CCM), Granite and RHJ. The target percentage of the fund’s assets to be allocated over time to the subadvisers is approximately 20% to EAM, 20% to Geneva, 15% to Riverbridge, 15% to Nicholas, 15% to Granite, 10% to RHJ, and 5% to CCM. The target percentage of the fund’s assets to be allocated to Granite and Rice, and any modification to the target percentage of the fund’s assets currently allocated to the other subadvisers, will occur over time. Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. The percentage of the fund’s assets allocated to a subadviser may be adjusted by up to 20% of the fund’s assets without the approval of the fund’s board.

Granite utilizes a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics. Granite believes that value can be added when identifying, at an early stage, positive changes affecting a company that the market has yet to discern.These catalysts are often fundamental changes occurring within a company which Granite believes are the greatest driver of the growth of revenue and earnings for a company. Examples of fundamental catalysts include a new product introduction, application of an emerging technology, a positive change in management, advances in operational efficiencies or a strategic acquisition. Granite believes that these catalysts, in conjunction with Granite’s investment focus on companies exhibiting strong management teams and business models, combine to drive gains in discretionary free cash flow, revenue, earnings and returns on invested capital. Granite generally sells a stock if it reaches the strategy market cap maximum, it becomes overvalued relative to the research team’s determined fair value compared to other like securities, there is a deterioration in company fundamentals, a questionable change in strategy, or failure to meet operating objectives, or a more compelling investment idea is identified.

RHJ employs a fundamental, bottom-up approach to find companies that have three primary characteristics: high earnings growth, high or improving returns on invested capital, and sustainable competitive advantages. RHJ’s philosophy is rooted in its belief that high relative returns are achieved by owning companies that not only exhibit earnings growth, but also can sustainably generate high returns on invested capital for long periods of time. RHJ generally sells a stock if it determines that there has been an adverse change in the company’s fundamentals or competitive advantage, or relative valuation.

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Granite, 2121 Rosecrans Avenue, Suite 2360, El Segundo, California 90245, is an employee-owned Delaware limited liability company founded in 2009. Jeffrey J. Hoo, CFA is the lead portfolio manager and Joshua D. Shaskan, CFA and Peter O. Lopez are additional portfolio managers responsible for the day-today management of the portion of the fund’s portfolio that is managed by Granite. Messrs. Hoo, Shaskan

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RHJ, 600West Broadway, Suite 1000, San Diego, California 92101, is an employee-owned Delaware limited liability company founded in 1974. Lou Holtz, CFA and Yossi Lipsker, CFA are the portfolio managers responsible for the day-to-day management of the portion of the fund’s portfolio that is managed by RHJ. Messrs. Holtz and Lipsker joined RHJ in October 2008 and are senior members of the RHJ investment team, responsible for research and portfolio management. As of September 30, 2013, RHJ had approximately $1.3 billion in assets under management.

and Lopez are principals and portfolio managers at Granite, which they joined in 2011. Prior to joining Granite, Messrs. Hoo, Shaskan and Lopez were each a principal and portfolio manager at Transamerica Investment Management, LLC for more than five years. As of September 30, 2013, Granite had approximately $742 million in assets under management.

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November 7, 2013

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Statement of Additional Information
dated January 1, 2013, as revised or amended February 1, 2013,
April 1, 2013, May 1, 2013, July 1, 2013, September 1, 2013 and October 1, 2013

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged Granite Investment Partners, LLC ("Granite") and Rice Hall James & Associates, LLC ("RHJ" and, collectively with Granite, EAM, Geneva, Riverbridge, Nicholas, and CCM, the "Sub-Advisers") to serve as additional subadvisers to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Granite and RHJ, respectively, effective November 15, 2013.

Granite is an employee-owned Delaware limited liability company founded in 2009. Granite is located at 2121 Rosecrans Avenue, Suite 2360, El Segundo, California 90245. Jeffrey J. Hoo, CFA is the lead portfolio manager and Joshua D. Shaskan, CFA and Peter O. Lopez are additional portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Granite. As of September 30, 2013, Granite had approximately $742 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Granite by virtue of ownership of stock or other interests of Granite: Geoffrey I. Edelstein (Edelstein Trust, Geoffrey I. Edelstein and Alison Edelstein, Trustees), Robert W. Foran, Edward S. Han, Jeffrey J. Hoo, Peter O. Lopez, Douglas J. Morse, Richard A. Passafiume, Erik U. Rollé, Gary U. Rollé (Rollé Financial), Joshua D. Shaskan (Joshua D. Shaskan and Lisa M. Shaskan Revocable Trust, Joshua D. Shaskan and Lisa M. Shaskan, Trustees), and Bradley G. Slocum (Bradley G. Slocum Trust, Bradley G. Slocum, Trustee).

RHJ is an employee-owned Delaware limited liability company founded in 1974. RHJ is located at 600 West Broadway, Suite 1000, San Diego, California 92101. Lou Holtz, CFA and Yossi Lipsker, CFA are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by RHJ. As of September 30, 2013, RHJ had approximately $1.3 billion in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control RHJ by virtue of ownership of stock or other interests of RHJ: Thomas W. McDowell, Thao N. Buuhoan, Timothy A. Todaro, Cara M. Thome, Gary S. Rice, James D. Dickinson, Reed Wirick, and Carl M. Obeck.

Portfolio Manager Compensation — Granite. Compensation of portfolio managers at Granite includes base compensation, and revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers. Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests. Such

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interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive.

Portfolio Manager Compensation — RHJ. Compensation of portfolio managers at RHJ includes base compensation and bonus. In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Additional Information About the Portfolio Managers. The following table lists the number and types of accounts advised by Mr. Hoo, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Granite, and Messrs. Holtz and Lipsker, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by RHJ, and assets under management in those accounts as of September 30, 2013:

None of the accounts managed by the portfolio managers listed above is subject to a performance-based advisory fee.

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.

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